                                                                     Exhibit 23d

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statements on Form S-3 for the Shareowner Dividend Reinvestment and Stock Purchase Plan (Registration No. 333-00573), Form S-8 for the AT&T Long Term Savings and Security Plan (Registration No. 333-47257), Forms S-8 for the AT&T Long Term Savings Plan for Management Employees (Registration Nos. 33-34264, 33-29256 and 33-21937), Form S-8 for the AT&T Retirement Savings and Profit Sharing Plan (Registration No. 33-39708), Form S-8 for Shares Issuable Under the Stock Option Plan of the AT&T 1987 Long Term Incentive Program (Registration No. 333-47251), Form S-8 for the AT&T of Puerto Rico, Inc. Long Term Savings Plan for Management Employees (Registration No. 33-50819), Form S-8 for the AT&T of Puerto Rico, Inc. Long Term Savings and Security Plan (Registration No. 33-50817), Post-Effective Amendment No. 1 to Form S-8 Registration Statement (Registration No. 33-54797) for the AT&T 1996 Employee Stock Purchase Plan, Form S-8 for the AT&T Shares for Growth Program (Registration No. 333-47255), Form S-8 for the AT&T 1997 Long Term Incentive Program (Registration Nos. 333-43440 and 33-28665), Form S-3 for the AT&T $2,600,000,000 Notes and Warrants to Purchase Notes (Registration No. 33-49589), Form S-3 for the AT&T $3,000,000,000 Notes and Warrants to Purchase Notes (Registration No. 33-59495), Form S-4 for the AT&T 5,000,000 Common Shares (Registration No. 33-57745), and in Post-Effective Amendment Nos.1, 2 and 3 on Form S-8 to Form S-4 Registration Statement (Registration No. 33-42150) for the NCR Corporation 1989 Stock Compensation Plan (Registration No.33-42150-01), the NCR Corporation 1984 Stock Option Plan (Registration No. 33-42150-02) and the NCR Corporation 1976 Stock Option Plan (Registration No. 33-42150-03), respectively, and the Post-Effective Amendment Nos. 1, 2, 3 and 5 on Form S-8 to Form S-4 Registration Statement (Registration No. 33-52119) for the McCaw Cellular Communications, Inc. 1983 Non-Qualified Stock Option Plan (Registration No. 33-52119-01), the McCaw Cellular Communications, Inc. 1987 Stock Option Plan (Registration No. 33-52119-02), the McCaw Cellular Communications, Inc. Equity Purchase Plan (Registration No. 33-52119-03) and the McCaw Cellular Communications, Inc. Employee Stock Purchase Plan (Registration No. 33-52119-05), respectively, and Post-Effective Amendment No.1 on Form S-8 to Form S-4 Registration Statement (Registration No. 33-45302) for the Teradata Corporation 1987 Incentive and Other Stock Option Plan (Registration No. 33-45302-01), Form S-8 for the AT&T Amended and Restated 1969 Stock Option Plan for LIN Broadcasting Corp. (Registration No. 33-63195), and in Post Effective Amendment Nos. 1, 2, 3, 4 and 5 on Form S-8 to Form S-4 Registration Statement (Registration No. 333-49419) for the Teleport Communications Group Inc. 1993 Stock Option Plan (Registration No. 333-49419-01), Teleport Communications Group Inc. 1996 Equity Incentive Plan (Registration No. 333-49419-02), ACC CorpEmployee Long Term Incentive Plan (Registration No. 333-49419-03), ACC Corp. Non-Employee Directors' Stock Option Plan (Registration No. 333-49419-04) and ACC Corp. 1996 UK Sharesave

Scheme (Registration No. 333-49419-05), and in Post-Effective Amendment Nos.1 and 2 on Form S-8 and Post-Effective Amendment No. 3 to Form S-4 Registration Statement (Registration No. 333-70279) for the Tele-Communications, Inc. 1998 Incentive Plan, the Tele-Communications, Inc. 1996 Incentive Plan (Amended and Restated), the Tele-Communications, Inc. 1995 Employee Stock Incentive Plan (Amended and Restated), the Tele-Communications, Inc. 1994 Stock Incentive Plan (Amended and Restated), the Tele-Communications, Inc. 1994 Nonemployee Director Stock Option Plan, the Tele-Communications International, Inc., the 1996 Nonemployee Director Stock Option Plan, the Tele-Communications International, Inc.1995 Stock Incentive Plan (Registration No. 333-70279-01), the Liberty Media 401(K) Savings Plan, the TCI 401(K) Stock Plan (Registration No. 333-70279-02), Form S-4 for Vanguard Cellular Systems, Inc. (Registration No. 333-75083), Form S-4 for MediaOne Corp, (Registration No. 333-86019), Post-Effective Amendment No. 1 to Form S-8 Registration Statement for the AT&T Long Term Savings Plan for Management Employees, the AT&T Long Term Savings Plan - San Francisco, and the AT&T Wireless Services 401(K) Retirement Plan (Registration No. 33-34264-1), Post Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement for the MediaOne Group 1999 Supplemental Stock Plan and the Amended MediaOne Group 1994 Stock Plan (Registration No. 333-86019-1), Post Effective Amendment No. 2 on Form S-8 to Form S-4 Registration Statement for MediaOne Group 401(K) Savings Plan (Registration No. 333-86019-2), Form S-8 for the AT&T Broadband Deferred Compensation Plan (Registration No. 333-53134), Form S-8 for AT&T Deferred Compensation Plan for Non-Employee Directors (Registration No. 333-61676), Form S-3 for the Redemption of TCI Preferred Securities (Registration No. 333-73120-01), Amendment No. 1 to Form S-3 for the Redemption of TCI Preferred Securities (Registration No. 333-73120-02), Amendment No. 2 to Form S-3 for the Redemption of TCI Preferred Securities (Registration No. 333-73120-03), Amendment No. 3 to Form S-3 for the Redemption of TCI Preferred Securities (Registration No. 333-73120-04) Form S-3 for the AT&T Universal Shelf Registration (Registration No. 333-83174, which supercedes Form S-3 for the $13,080,000 Debt Securities and Warrants to Purchase Debt Securities 333-71167), Amendment No. 1 to the Form S-3 for the AT&T Universal Shelf Registration (Registration No. 333-83174-01), and Amendment No. 1 to Form S-8 for AT&T Deferred Compensation Plan for Non-Employee Directors (Registration No. 333-61676) of our report dated May 1, 2002, relating to the consolidated financial statements of Concert, B.V. and its subsidiaries, which appears in AT&T Corp.'s Annual Report on Form 10-K/A, for the year ended December 31, 2001.






PricewaterhouseCoopers LLP
McLean, Virginia
May 3, 2002